UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

REGIS CORPORATION
(Exact name of registrant as specified in charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3701 Wayzata Boulevard
Minneapolis, MN 55416
(Address of principal executive offices and zip code)
(952) 947-7777
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.05 par value	RGS	The Nasdaq Global Market
Rights to Purchase Series A Junior Participating Preferred Stock, $0.05 par value	RGS	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Regis Corporation

Current Report on Form 8-K

INTRODUCTORY NOTE

As previously disclosed, on December 19, 2024, Regis Corporation (“Regis” or the “Company”) transferred consideration to acquire 100 percent of the equity interests of Super C Group, LLC d/b/a Alline Salon Group (“Alline”), its largest franchisee, consisting of 314 salons.

This Amendment No. 1 on Form 8-K/A amends and supplements the current report on Form 8-K originally filed by the Company on December 19, 2024 (the “Original 8-K”) to include the financial information required by Item 9.01 of Form 8-K, including: (i) the audited consolidated financial statements of Alline as of and for its fiscal year ended December 31, 2023, (ii) the unaudited interim consolidated financial statements of Alline as of and for the nine months ended September 30, 2024, and (iii) certain unaudited pro forma financial information of the Company giving effect to the Alline acquisition. Except as otherwise provided herein, the disclosures made in the Original 8-K remain unchanged.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial Statements of Businesses Acquired.

The consolidated financial statements of Alline required by Item 9.01(a) of Form 8-K are attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference.

(b)       Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2024 and the unaudited pro forma condensed combined statements of operations of Regis and Alline for the fiscal year ended June 30, 2024 and the three months ended September 30, 2024, are attached as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit
Number

2.1*
Membership Interest Purchase Agreement, dated December 19, 2024, by and among Regis Corporation, Super C Group, LLC d/b/a Alline Salon Group, ASG Holdings, LLC, Vision Cuts, LLC, SAAW Project, LLC, and VGP II LLC (Incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed on December 19, 2024.)

10.2*
First Amendment to Financing Agreement, among Regis Corporation, the Lenders party thereto, TCW Asset Management Company LLC as administrative and collateral agent, and MidCap Financial Trust as Revolving Agent (Incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed on December 19, 2024.)

10.3*	Form of First Amendment to Financing Agreement Warrant (Incorporated by reference to Exhibit 10.2 of the Company's Current Report on Form 8-K filed on December 19, 2024.)
23.1	Consent of Independent External Auditors
99.1	Audited Financial Statements of Alline as of and for the year ended December 31, 2023.
99.2	Unaudited Condensed Financial Statements of Alline as of and for the nine months ended September 30, 2024.
99.3	Unaudited Pro Forma Condensed Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Previously filed

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: March 7, 2025	By:	/s/ Kersten D. Zupfer
Kersten D. Zupfer
Executive Vice President and Chief Financial Officer